                                                                   EXHIBIT 10.42

                          TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT (this "Trademark Security Agreement") is made this 5th day of April, 2007, among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO FOOTHILL, INC., in its capacity as Agent for the Lender Group and the Bank Product Providers (together with its successors and assigns in such capacity, "Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Credit Agreement dated of November 30, 2004 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Credit Agreement") among Altra Industrial Motion, Inc., a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages thereof (Parent and such Subsidiaries, "Borrowers"), the lenders party thereto as "Lenders" ("Lenders"), and Agent, the Lender Group agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

     WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Providers, that certain Security Agreement dated as of November 30, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, amended and restated, supplemented or otherwise modified, the "Security Agreement"); and

     WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group and the Bank Product Providers, this Trademark Security Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

     1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Credit Agreement.

     2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

          (a) all of its Trademarks and rights in and to Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

          (b) all extensions, modifications and renewals of the foregoing;

          (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

          (d) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark, or (ii) injury to the goodwill associated with any Trademark.

     3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending Schedule I to include any trademarks, registrations, or applications therefor (including, without limitation, extensions or renewals) which become part of the Trademark Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

     5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                            [signature pages follow]

     IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:                               TB WOOD'S INCORPORATED,
                                        a Pennsylvania corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------

                                        PLANT ENGINEERING CONSULTANTS, LLC,
                                        a Tennessee limited liability company,
                                        as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------


                                        TB WOOD'S ENTERPRISES, INC.,
                                        a Delaware corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------

                                        TB WOOD'S CORPORATION,
                                        a Delaware corporation, as a Grantor


                                        By: /s/ Joseph C. Horvath
                                            ------------------------------------
                                        Name: Joseph C. Horvath
                                              ----------------------------------
                                        Title: VP, CFO and Corporate Secretary
                                               ---------------------------------


                [SIGNATURE PAGE OF TRADEMARK SECURITY AGREEMENT]

AGENT:                                  WELLS FARGO FOOTHILL, INC.,
                                        a California corporation, as Agent


                                        By: /s/ Vincent J. Egan, Jr.
                                            ------------------------------------
                                        Name: Vincent J. Egan, Jr.
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                 SIGNATURE PAGE OF TRADEMARK SECURITY AGREEMENT

                                   SCHEDULE I
                                       to
                          TRADEMARK SECURITY AGREEMENT

                      TRADEMARK REGISTRATIONS/APPLICATIONS

                                                  APPLICATION/
    GRANTOR              COUNTRY     MARK         REGISTRATION NO.   APP/REG DATE
---------------          -------     ----         ----------------   ------------
TB Wood's           United States   ALL-PRO          75/290,731/     5/12/1997/
Enterprises, Inc.                                    2,165,737       6/16/1998
TB Wood's           United States   BRAKETRON        73/254,657/     3/19/1980/
Enterprises, Inc.                                    1,164,393       8/11/1981
TB Wood's           United States   DECK             73/581,633/     2/7/1986/
Enterprises, Inc.                   (stylized)       1,409,209       9/16/1986
TB Wood's           United States   DISC-O-TORQUE    72/285,224/     11/20/1967/
Enterprises, Inc.                                    859,264         10/29/1968
TB Wood's           Mexico          DURA-FLEX        267,615/        6/9/1997/
Enterprises, Inc.                                    552,086         6/26/1997
TB Wood's           United States   DURA-FLEX        73/158,649/     2/13/1978/
Enterprises, Inc.                                    1,116,828       4/24/1979
TB Wood's           United States   E-FLOW           75/280,015/     4/23/1997/
Enterprises, Inc.                                    2,169,361       6/30/1998
TB Wood's           United States   E-trAC           73/491,494/     7/24/1984/
Enterprises, Inc.                   (Stylized)       1,333,061       4/30/1985
TB Wood's           United States   E-TROL+PLUS      75/273,178/     4/11/1997/
Enterprises, Inc.                                    2,156,683       5/12/1998
TB Wood's           United States   FIRST IN         73/526,310/     3/11/1985/
Enterprises, Inc.                   COUPLINGS        1,361,466       9/24/1985
TB Wood's           Canada          FORMFLEX         352,690/
Enterprises, Inc.                                    215,307         8/23/1991
TB Wood's           United States   FORM-FLEX        75/273,175/     4/11/1997/
Enterprises, Inc.                                    2,152,362       4/21/1998
TB Wood's           United States   IMD              75/272,935/     4/11/1997/
Enterprises, Inc.                                    2,261,432       7/13/1999
TB Wood's           United States   NLS              75/273,181/     4/11/1997/
Enterprises, Inc.                                    2,152,366       4/21/1998
TB Wood's           Canada          PDA-TRAC         1,210,875/      3/24/2004/
Enterprises, Inc.                                    TMA669,532      8/9/2006
TB Wood's           Mexico          PDA-TRAC         862222/         4/21/2004/
Enterprises, Inc.                                    862222          4/21/2004
TB Wood's           United States   PDA-TRAC         78/329,999      11/19/2003/
Enterprises, Inc.                                    2,986,366       8/16/2005
TB Wood's           United States   PETRO-TRAC       78/052,072/     3/8/2001/
Enterprises, Inc.                                    2,641,082       10/22/2002
TB Wood's           United States   POOLE            75/251,697/     2/28/1997/
Enterprises, Inc.                                    2,191,918       9/29/1998
TB Wood's           Mexico          QT POWER CHAIN   573133/         10/20/2002/
Enterprises, Inc.                                    818826          1/26/2004
TB Wood's           United States   QT POWER CHAIN   76/403,299/     5/2/2002/
Enterprises, Inc.                                    2,723,745       6/10/2003
TB Wood's           United States   ROTO-CAM         72/285,223/     11/20/1967/
Enterprises, Inc.                                    859,263         10/29/1968
TB Wood's           United States   ROTO-CONE        72/015,359/     9/10/1956/
Enterprises, Inc.                                    676,279         3/31/1959
TB Wood's           Canada          SPEEDLIGN        1,223,603/      7/14/2004/
Enterprises, Inc.                                    TMA665,131      5/29/2006
TB Wood's           Mexico          SPEEDLIGN        666,531/        7/14/04/
Enterprises, Inc.                                    896,028         8/23/05
TB Wood's           United States   SPEEDLIGN        78/350,700/     1/12/2004/
Enterprises, Inc.                                    2,991,827       9/6/2005
TB Wood's           United States   S-TRAC           75/272,936/     4/11/1997/
Enterprises, Inc.                                    2,257,668       6/29/1999
TB Wood's           United States   SUPERSTART       74/104,389/     10/9/1990/
Enterprises, Inc.                                    1,686,040       5/12/1992
TB Wood's           United States   SURE GRIP        71/640,418/     1/6/1953/
Enterprises, Inc.                   (stylized)       645,415         5/14/1957
TB Wood's           Great Britain   SUREFLEX         B998,327/       9/13/1993
Enterprises, Inc.                                    B998,327
TB Wood's           Australia       SURE-FLEX        B375,472/       5/13/1982/
Enterprises, Inc.                                    B375,472        5/13/1989
TB Wood's           Canada          SURE-FLEX        645,519/        11/23/1989/
Enterprises, Inc.                                    380,915         3/1/1991
TB Wood's           Japan           SURE-FLEX        40,343/1982/    5/12/1982/
Enterprises, Inc.                                    1,923,250       12/24/1986
TB Wood's           Switzerland     SURE-FLEX        405,626/        9/14/1992/
Enterprises, Inc.                                    405,626         9/14/1992
TB Wood's           United States   SURE-FLEX        72/043,720/     1/9/1958/
Enterprises, Inc.                   (stylized)       668,649         10/21/1958
TB Wood's           Japan           SUREFLEX         7-700836/       1/13/1995/
Enterprises, Inc.                   and Katakana     1,740,974       1/23/1995
TB Wood's           United States   SURE-GRIP        71/575,508/     3/15/1949/
Enterprises, Inc.                                    646,423         6/4/1957
TB Wood's           United States   SURE-GRIP        73/136,699/     8/8/1977/
Enterprises, Inc.                                    1,109,150       12/19/1978
TB Wood's           United States   TRUETUBE         75/273,177/     4/11/1997/
Enterprises, Inc.                                    2,152,364       4/21/1998
TB Wood's           United States   ULTRACON         72/300,318/     6/13/1968/
Enterprises, Inc.                                    862,655         12/31/1968
TB Wood's           United States   ULTRACON II      75/273,179/     4/11/1997/
Enterprises, Inc.                                    2,150,835       4/14/1998
TB Wood's           United States   ULTRA-HELIX      75/559,570/     9/25/1998/
Enterprises, Inc.                                    2,351,349       5/23/2000
TB Wood's           United States   ULTRA-V          73/001,734/     10/9/1973/
Enterprises, Inc.                                    1,001,969       1/21/1975
TB Wood's           United States   ULTRA-V          73/003,203/     10/10/1973/
Enterprises, Inc.                                    1,001,970       1/21/1975
TB Wood's           United States   U-TROL           73/104,511/     10/26/1976/
Enterprises, Inc.                                    1,070,167       7/26/1977
TB Wood's           United States   VAR-A-CONE       75/273,180/     4/11/1997/
Enterprises, Inc.                                    2,152,365       4/21/1998
TB Wood's           United States   W TB WOOD'S      75/107,136/     5/20/1996/
Enterprises, Inc.                   (and design)     2,059,245       5/6/1997
TB Wood's           Canada          WIN-TRAC         1,210,868/      3/24/2004/
Enterprises, Inc.                                    TMA664,172      5/12/2006
TB Wood's           Community       WIN-TRAC         3.828.019/      5/20/2004/
Enterprises, Inc.   Trademark                        3.828.019       11/15/2005
TB Wood's           Mexico          WIN-TRAC         653047          4/21/2004
Enterprises, Inc.
TB Wood's           United States   WIN-TRAC         78/306,778/     9/29/2003/
Enterprises, Inc.                                    2,961,309       6/7/2005
TB Wood's           Mexico          WOOD'S WORK      573134/         10/30/2002/
Enterprises, Inc.                                    904275          11/30/2002
TB Wood's           United States   WOOD'S@WORK      76/402,992/     5/2/2002/
Enterprises, Inc.                                    2,801,090       12/30/2003
TB Wood's Sons      Germany         FORM-FLEX        D 36648 7W2/    9/22/1983/
Company                                              1,053,953       9/23/1983
TB Wood's Sons      Germany         SUREFLEX         W24959/         4/5/1973/
Company                                              926 107         12/17/1974
TB Wood's           Argentina       DURA-FLEX        2,066,443/      1/23/1997/
Incorporated                                         1,783,301       3/27/2000
TB Wood's           Community       DURA-FLEX        507.277         2/7/1997
Incorporated        Trademark
TB Wood's           Japan           DURA-FLEX        27318/97/       3/17/1997/
Incorporated                                         4,166,483       7/10/1998
TB Wood's           Malaysia        DURA-FLEX        97/01971        2/19/1997
Incorporated
TB Wood's           Taiwan          DURA-FLEX        (86)5713/       2/1/1997/
Incorporated                                         807300          7/1/1998
TB Wood's           Japan           FORMFLEX         41,517/85/      8/19/1987/
Incorporated                                         1,975,830       8/19/1997
TB Wood's           Venezuela       PETRO-TRAC       2001-016447/    9/7/2001/
Incorporated                                         P-245856        8/22/2003
TB Wood's           Canada          QT POWER CHAIN   1,157,003/      10/25/2002/
Incorporated                                         TMA623,038      10/20/2004
TB Wood's           France          SPEEDLIGN        717,131/        6/19/1974/
Incorporated                                         1,286,266       6/19/1974
TB Wood's           Germany         SPEEDLIGN        935,511/
Incorporated                                         935,511         6/10/1974
TB Wood's           Great Britain   SPEEDLIGN        99999/
Incorporated                                         1,029,397       5/13/1974
TB Wood's           Singapore       SUREFLEX         2556/82/        5/21/1982/
Incorporated                                         T82/02556B      5/21/1982
TB Wood's           Benelux         SURE-FLEX        0316801/        10/20/1972/
Incorporated                                         0316801         10/20/1972
TB Wood's           Brazil          SURE-FLEX        810,942,631/    8/23/1982/
Incorporated                                         810,942,631     3/19/1995
TB Wood's           France          SURE-FLEX        02 3 196 347/   11/27/2002/
Incorporated                                         02 3 196 347    11/27/2002
TB Wood's           Italy           SURE-FLEX        MI2003002784/   9/25/1992/
Incorporated                                         654849          9/25/1974
TB Wood's           Canada          WOOD'S@WORK      1,157,004/      10/25/2002/
Incorporated                                         TMA626,975      11/29/2004